Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended						Three Months Ended
	3/31/2022		12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021
Condensed Income Statement
Interest income	$15,122		15,189	15,024	15,429	15,535	15,122	15,535
Interest expense	899		879	951	1,060	1,163	899	1,163
Net interest income	14,223		14,310	14,073	14,369	14,372	14,223	14,372
Provision (credit) for loan losses	49		(508)	306	(15)	(52)	49	(52)
Net interest income after provision (credit) for loan losses	14,174		14,818	13,767	14,384	14,424	14,174	14,424
Non-interest income	3,550		4,347	4,106	4,314	3,465	3,550	3,465
Non-interest expense	12,250		12,311	12,029	12,208	11,492	12,250	11,492
Income before income taxes	5,474		6,854	5,844	6,490	6,397	5,474	6,397
Provision for income taxes	951		1,227	1,027	1,200	1,157	951	1,157
Net income	$4,523		5,627	4,817	5,290	5,240	4,523	5,240
Amort/Accret income on acquired loans	$66		116	132	216	249	66	249
Tax-equivalent net interest income	$14,273		14,365	14,129	14,427	14,432	14,273	14,432

Per Share Data
Dividends per share	$0.20		0.20	0.19	0.19	0.19	0.20	0.19
Basic earnings per common share	$0.38		0.45	0.39	0.41	0.41	0.38	0.41
Diluted earnings per common share	$0.38		0.45	0.39	0.41	0.41	0.38	0.41
Book value per share	$18.14		19.22	19.17	18.99	18.66	18.14	18.66
Tangible book value per share	$12.84		14.33	14.28	14.15	13.87	12.84	13.87
Weighted average common shares outstanding:
Basic	11,818,614		12,370,702	12,455,276	12,743,726	12,794,824	11,818,614	12,794,824
Diluted	11,818,614		12,370,702	12,455,276	12,743,726	12,794,852	11,818,614	12,794,852
Shares outstanding at period end	11,401,503		12,414,956	12,434,084	12,634,845	12,820,108	11,401,503	12,820,108

Selected Financial Ratios
Return on average assets	0.96%		1.18%	1.02%	1.15%	1.20%	0.96%	1.20%
Return on average equity	8.13%		9.33%	7.93%	8.78%	8.80%	8.13%	8.80%
Return on average tangible common equity	11.11%		12.51%	10.62%	11.76%	11.81%	11.11%	11.81%
Dividend payout ratio	52.63%		44.44%	48.72%	46.34%	46.34%	52.63%	46.34%
Net interest margin (tax equivalent)	3.35%		3.34%	3.32%	3.51%	3.68%	3.35%	3.68%
Efficiency ratio (tax equivalent)	68.73%		65.79%	65.96%	65.14%	64.21%	68.73%	64.21%

Selected Balance Sheet Items
Cash and cash equivalents	$19,941		18,136	23,852	22,909	41,144
Debt and equity securities	330,715		345,649	352,066	349,199	276,774

Loans:
Commercial and industrial	$105,805		101,792	91,246	97,240	107,630
Commercial, secured by real estate	906,140		889,108	862,202	836,085	855,894
Residential real estate	328,034		334,547	343,318	341,447	328,265
Consumer	32,445		34,190	35,349	35,257	35,799
Agricultural	7,980		10,647	8,852	8,765	8,698
Other, including deposit overdrafts	45		122	247	369	346
Deferred net origination fees	(928)		(961)	(1,055)	(1,398)	(1,531)
Loans, gross	1,379,521	1379521000	1,369,445	1,340,159	1,317,765	1,335,101
Less allowance for loan losses	5,530		5,506	5,828	5,652	5,679
Loans, net	$1,373,991		1,363,939	1,334,331	1,312,113	1,329,422

	Three Months Ended					Three Months Ended
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	3/31/2022	3/31/2021
Selected Balance Sheet Items, continued
Total earning assets	$1,712,115	1,716,420	1,695,281	1,671,462	1,634,818
Total assets	1,899,630	1,903,629	1,884,252	1,856,670	1,818,321
Total deposits	1,636,606	1,628,819	1,603,203	1,577,345	1,537,116
Short-term borrowings	24,746	—	—	—	—
Long-term debt	10,000	10,000	15,000	15,000	17,000
Total shareholders’ equity	206,875	238,604	238,419	239,952	239,246
Equity to assets ratio	10.89%	12.53%	12.65%	12.92%	13.16%
Loans to deposits ratio	84.29%	84.08%	83.59%	83.54%	86.86%

Tangible common equity (TCE)	$146,360	177,949	177,501	178,771	177,805
Tangible common assets (TCA)	1,839,115	1,842,974	1,823,334	1,795,489	1,756,880
TCE/TCA	7.96%	9.66%	9.73%	9.96%	10.12%

Selected Average Balance Sheet Items
Cash and cash equivalents	$32,826	29,614	34,557	45,414	37,269	32,826	37,269
Debt and equity securities	340,666	348,150	356,214	312,596	260,147	340,666	260,147

Loans	$1,376,926	1,351,762	1,321,629	1,328,760	1,313,803	1,376,926	1,313,803
Less allowance for loan losses	5,503	5,843	5,567	5,678	5,715	5,503	5,715
Net loans	$1,371,423	1,345,919	1,316,062	1,323,082	1,308,088	1,371,423	1,308,088

Total earning assets	$1,727,335	1,708,392	1,688,589	1,666,126	1,589,582	1,727,335	1,589,582
Total assets	1,917,226	1,896,530	1,879,314	1,852,035	1,775,154	1,917,226	1,775,154
Total deposits	1,646,627	1,615,020	1,595,773	1,570,070	1,488,156	1,646,627	1,488,156
Short-term borrowings	12,503	893	1,320	716	342	12,503	342
Long-term debt	10,000	14,402	15,000	15,571	19,689	10,000	19,689
Total shareholders’ equity	225,725	239,174	240,976	241,651	241,517	225,725	241,517
Equity to assets ratio	11.77%	12.61%	12.82%	13.05%	13.61%	11.77%	13.61%
Loans to deposits ratio	83.62%	83.70%	82.82%	84.63%	88.28%	83.62%	88.28%

Asset Quality
Net charge-offs (recoveries)	$25	(186)	$130	12	(3)	25	(3)
Other real estate owned	—	—	—	—	—	—	—

Non-accrual loans	$1,455	1,481	2,629	3,338	3,365	1,455	3,365
Loans past due 90 days or more and still accruing	—	56	13	—	—	—	—
Total nonperforming loans	$1,455	1,537	$2,642	3,338	3,365	1,455	3,365

Net charge-offs (recoveries) to average loans	0.01%	(0.05)%	0.04%	0.00%	0.00%	0.01%	0.00%
Allowance for loan losses to total loans	0.40%	0.40%	0.43%	0.43%	0.43%	0.40%	0.43%
Nonperforming loans to total loans	0.11%	0.11%	0.20%	0.25%	0.25%	0.11%	0.25%
Nonperforming assets to total assets	0.08%	0.08%	0.14%	0.18%	0.19%	0.08%	0.19%

Assets Under Management
LCNB Corp. total assets	$1,899,630	1,903,629	1,884,252	1,856,670	1,818,321
Trust and investments (fair value)	700,353	722,093	713,936	701,838	673,742
Mortgage loans serviced	152,271	149,382	140,147	126,924	127,290
Cash management	75,302	34,009	72,622	80,177	118,494
Brokerage accounts (fair value)	326,290	334,670	319,495	314,491	299,355
Total assets managed	$3,153,846	3,143,783	3,130,452	3,080,100	3,037,202

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	March 31, 2022 (Unaudited)	December 31, 2021
ASSETS:
Cash and due from banks	$18,062	16,810
Interest-bearing demand deposits	1,879	1,326
Total cash and cash equivalents	19,941	18,136
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,424	2,546
Equity securities without a readily determinable fair value, at cost	2,099	2,099
Debt securities, available-for-sale, at fair value	293,464	308,177
Debt securities, held-to-maturity, at cost	22,873	22,972
Federal Reserve Bank stock, at cost	4,652	4,652
Federal Home Loan Bank stock, at cost	5,203	5,203
Loans, net	1,373,991	1,363,939
Premises and equipment, net	34,940	35,385
Operating leases right of use asset	6,191	6,357
Goodwill	59,221	59,221
Core deposit and other intangibles	2,328	2,473
Bank owned life insurance	43,488	43,224
Interest receivable	8,364	7,999
Other assets	20,451	21,246
TOTAL ASSETS	$1,899,630	1,903,629

LIABILITIES:
Deposits:
Noninterest-bearing	$517,621	501,531
Interest-bearing	1,118,985	1,127,288
Total deposits	1,636,606	1,628,819
Short-term borrowings	24,746	—
Long-term debt	10,000	10,000
Operating lease liabilities	6,337	6,473
Accrued interest and other liabilities	15,066	19,733
TOTAL LIABILITIES	1,692,755	1,665,025

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares –no par value, authorized 19,000,000 shares; issued 14,252,027 and 14,213,792 shares at March 31, 2022 and December 31, 2021, respectively; outstanding 11,401,503 and 12,414,956 shares at March 31, 2022 and December 31, 2021, respectively	143,432	143,130
Retained earnings	128,555	126,312
Treasury shares at cost, 2,850,524 and 1,798,836 shares at March 31, 2022 and December 31, 2021, respectively	(50,115)	(29,029)
Accumulated other comprehensive loss, net of taxes	(14,997)	(1,809)
TOTAL SHAREHOLDERS' EQUITY	206,875	238,604
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,899,630	1,903,629

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
INTEREST INCOME:
Interest and fees on loans	13,786	14,535
Dividends on equity securities with a readily determinable fair value	12	13
Dividends on equity securities without a readily determinable fair value	5	6
Interest on debt securities, taxable	1,095	718
Interest on debt securities, non-taxable	189	224
Other investments	35	39
TOTAL INTEREST INCOME	15,122	15,535
INTEREST EXPENSE:
Interest on deposits	739	1,028
Interest on short-term borrowings	86	1
Interest on long-term debt	74	134
TOTAL INTEREST EXPENSE	899	1,163
NET INTEREST INCOME	14,223	14,372
PROVISION (CREDIT) FOR LOAN LOSSES	49	(52)
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	14,174	14,424
NON-INTEREST INCOME:
Fiduciary income	1,695	1,529
Service charges and fees on deposit accounts	1,406	1,366
Bank owned life insurance income	265	267
Gains from sales of loans	124	43
Other operating income	60	260
TOTAL NON-INTEREST INCOME	3,550	3,465
NON-INTEREST EXPENSE:
Salaries and employee benefits	7,215	6,433
Equipment expenses	408	368
Occupancy expense, net	775	794
State financial institutions tax	436	444
Marketing	262	268
Amortization of intangibles	140	257
FDIC insurance premiums, net	126	113
Contracted services	610	540
Other non-interest expense	2,278	2,275
TOTAL NON-INTEREST EXPENSE	12,250	11,492
INCOME BEFORE INCOME TAXES	5,474	6,397
PROVISION FOR INCOME TAXES	951	1,157
NET INCOME	4,523	5,240

Dividends declared per common share	0.20	0.19
Earnings per common share:
Basic	0.38	0.41
Diluted	0.38	0.41
Weighted average common shares outstanding:
Basic	11,818,614	12,794,824
Diluted	11,818,614	12,794,852